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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Matrix Bancorp, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Mark Spencer, President and Co-Chief Executive Officer of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     4. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations OF The Company.



Dated: November 4, 2002                 /s/ Richard V. Schmitz
                                       -----------------------------------------
                                        Name: Richard V. Schmitz
                                        Title: Co-Chief Executive Officer